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Exhibit 99.4

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                )          Chapter 11
                                      )
UNITEL VIDEO, INC., UNITEL 53 LLC,    )          Case No. 99-2979 (PJW)
UNITEL 57 LLC, and R SQUARED, INC.,   )
                                      )          Jointly Administered
                          Debtors.    )


                 ORDER CONFIRMING DEBTORS' FIRST AMENDED JOINT

          CONSOLIDATED LIQUIDATING PLAN OF REORGANIZATION, AS MODIFIED
         --------------------------------------------------------------

     Unitel Video, Inc., Unitel 53 LLC, Unitel 57 LLC and R Squared, Inc., debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors" or "Unitel"), each having filed on September 2, 1999 with the Clerk of the Bankruptcy Court for the District of Delaware (the "Court") a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"); and the Debtors having filed their Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to the Debtors' First Amended Joint Consolidated Liquidating Plan of Reorganization dated August 29, 2001 (as modified, the "Disclosure Statement"); and a hearing on notice to all known creditors, equity security holders and other parties in interest herein having been held before this Court on August 30, 2001 to consider the approval of the Disclosure Statement; and the Court having approved the Disclosure Statement pursuant to section 1125 of the Bankruptcy Code by order dated August 30, 2001 (the "Disclosure Statement Order"); and the Disclosure Statement Order having authorized the Debtors, inter alia, to solicit acceptances and rejections of the Debtors' First Amended Joint Consolidated Liquidating Plan of Reorganization dated August 29, 2001 (as
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modified by the Plan Modification (as defined below), the "Plan")(1) from all
Holders of Claims entitled to vote thereon; and copies of the Plan, the Disclosure Statement, the notice of the hearing to consider Confirmation of the Plan and various other related solicitation materials having been transmitted to all Holders of Claims and Interests in accordance with the Disclosure Statement Order and the Disclosure Statement; and notice of the hearing to consider Confirmation of the Plan having been published in The Hollywood Reporter on September 13, 2001; and the solicitation of acceptances and rejections from Holders of Claims entitled to vote on the Plan having been made in accordance with the Disclosure Statement Order; and upon the Modification to the Plan dated October 9, 2001 (the "Plan Modification") modifying and otherwise clarifying the Plan; and a hearing to consider the confirmation of the Plan, any objections thereto, and other matters relating thereto having come before this Court on October 10, 2001 (the "Confirmation Hearing") upon notice to all of the Debtors' known creditors, equity interest and other parties in interest as required by the Disclosure Statement Order and the applicable rules of the Court; and upon the Affidavit dated October 3, 2001 of Diane Rocano of Bankruptcy Services, LLC ("BSI") pursuant to Rule 3018 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") certifying the acceptances or rejections of the Plan based on the receipt of timely-submitted ballots cast by Holders of Claims entitled to vote on the Plan (the "Certification"); and the Certification reflecting that Class 5 voted to accept the Plan in accordance with section 1126 of the Bankruptcy Code; and upon the objections to confirmation of the Plan having been filed by General Electric Capital Corporation, General Electric Capital Business Asset Funding Corporation, and the Office of the United States Trustee (collectively,


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(1) All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan.


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the "Objections"); and the Objections having been resolved pursuant to the Plan
Modification; and upon the entire record herein and all proceedings heretofore had herein; and after due deliberation and sufficient cause appearing therefor; and

IT APPEARING and this Court having found that:

     1. This Court has jurisdiction to issue this "Order Confirming Debtors' First Amended Joint Consolidated Liquidating Plan of Reorganization as Modified" (the "Order") pursuant to 28 U.S.C. section 1334.

     2.   Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C.
section 157(b), and this Court has jurisdiction to enter a final order with respect thereto. Venue of the Cases is proper in this district pursuant to 28 U.S.C. sections 1408 and 1409.

     3. The Debtors are proper debtors under section 109 of the Bankruptcy Code and the Debtors are proper proponents of the Plan under section 1121(a) and
(c) of the Bankruptcy Code.

     4.   The Plan complies with all applicable provisions of the Bankruptcy
Code.

     5. The Debtors, as proponents of the Plan, have complied with all applicable provisions of the Bankruptcy Code.

     6.   The Plan specifies the Classes of Claims not impaired under the Plan.

     7. The Plan identifies the Classes of Claims and Equity Interests impaired thereunder, and specifies the treatment of Claims and Equity Interests in such Classes.

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     8.   The Plan provides the same treatment for each Claim or Equity Interest within a particular Class.

     9. The classification of Claims and Equity Interests under the Plan is consistent with section 1122 of the Bankruptcy Code, reasonable and not impermissibly discriminatory.

     10. The Plan provides adequate means for the execution and implementation thereof.

     11. No governmental regulatory commission has jurisdiction over rates charged by the Debtors.

     12. At least one (1) impaired Class of Claims has accepted the Plan, which acceptance has been determined without including any acceptance of the Plan by any insider holding a Claim in such Class. Specifically, Class 5 voted to accept the Plan.

     13. The primary purpose of the Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933, as amended.

     14. The Plan has been proposed in good faith and not by any means forbidden by law.

     15. Acceptances of the Plan have been solicited in good faith in compliance with the applicable provisions of the Bankruptcy Code within the meaning of section 1125(e) thereof.




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     16.  Any payments made or to be made by the Debtors for professional services or for costs and expenses in connection with the Plan and incident to the Debtors' Cases have been disclosed to this Court, and any payments made before Confirmation have been approved by this Court on an interim basis as reasonable or, if such payments are to be fixed after Confirmation, such payments are subject to approval by this Court as reasonable.

     17. The Debtors have disclosed the identity and affiliation of the individual proposed to serve after Confirmation as the Plan Administrator and the Disbursing Agent in lieu of directors and officers of the Debtors for purposes of implementing the Plan and making distributions thereunder; and the continuance or appointment of such individual in or to such position is consistent with the interests of Creditors, the other parties in interest herein and public policy.

     18. The procedures by which the ballots were distributed and tabulated were fair, properly conducted and complied with section 1126 of the Bankruptcy Code.

     19. Class I (Administrative Claims), Class 2 (Priority Claims), and Class 3 (Priority Tax Claims) are unimpaired under the Plan.

     20. Class 4 (Miscellaneous Secured Claims), Class 5 (General Unsecured Claims), Class 6 (Common Stock Interests), and Class 7 (Subsidiary Interests) are impaired under the Plan.



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     21.  With respect to Class 4 (Miscellaneous Secured Claims), notwithstanding an error reflected in the Certification, no ballots were received from Holders of Claims in Class 4 entitled to vote on the Plan. As such, Class 4 has not accepted the Plan.

     22. With respect to Class 5 (General Unsecured Claims), ballots have been timely received accepting the Plan to the extent of 99.96% in dollar amount and 99.13% in number of the Holders of such Claims that voted on the Plan.

     23. Holders of Interests in Classes 6 (Common Stock Interests) and 7 (Subsidiary Interests) will not receive any distribution under the Plan and therefore such Classes (collectively, together with Class 4, the "Rejecting Classes") are deemed to have rejected the Plan.

     24. With respect to each impaired Class, each Holder of a Claim or Equity Interest of such Class has accepted the Plan or will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such Holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code. The Plan is fair and equitable and does not discriminate unfairly with respect to each of the Rejecting Classes and the Debtors have satisfied the cram-down requirements of section 1129(b) with respect to each of the Rejecting Classes.

     25. The Plan is feasible, and as the Plan is premised upon the liquidation of the Debtors' estates, it is not likely to be followed by the need for further financial reorganization of the Debtors.


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     26.  All fees payable pursuant to 28 U.S.C. section 1930, as determined by this Court, incurred prior to the Effective Date have been or will be paid on or before the Effective Date.

     27. The Debtors have no continuing obligations with respect to any retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code.

     28.  The Plan satisfies the requirements for Confirmation set forth in section 1129 of the Bankruptcy Code.

     29. Any conditions precedent to Confirmation have been satisfied or waived and there is a reasonable prospect that the Debtors will satisfy any conditions precedent to effectiveness of the Plan.

     30. The releases, exculpations and injunctions provided in the Plan: (1) are within the jurisdiction of this Court under 28 U.S.C. sections 1334(a), (b) and (d); (2) confer material benefits on, and are thus in the best interests of, the Debtors' estates; and (3) are consistent with and permitted pursuant to sections 105, 524 and 1129 and all other applicable provisions of the Bankruptcy Code and applicable law.

     31. The Cases have been substantively consolidated by order of the Court entered substantially contemporaneously herewith.

     32. All parties in interest have had adequate notice of these proceedings and an opportunity to be heard.


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           IT IS, THEREFORE, on motion of KAYE SCHOLER LLP and YOUNG
        CONAWAY STARGATT & TAYLOR, LLP, counsel for the Debtors, hereby
                      ORDERED, ADJUDGED, AND DECREED THAT:

     A. The Plan is confirmed. The Objections, to the extent not otherwise resolved, are overruled.

     B. Distributions required to be made to Holders of Claims against the Debtors shall be made to such Holders as provided in the Plan, and the Debtors are hereby authorized and directed to make such distributions.

     C. The Plan and its provisions shall be binding upon the Debtors, any Holder of a Claim against or Equity Interest in the Debtors, and any other party in interest herein, whether or not (i) proof of such Claim or Equity Interest has been filed, (ii) such Claim or Equity Interest or any obligation to such other party in interest is impaired under the Plan, or (iii) such Holder or other party in interest has accepted the Plan.

     D. Joel Getzler of Getzler & Company ("Getzler") shall be, and hereby is, approved as the Plan Administrator with full power and authority to put into effect and carry out the Plan, and the decrees and orders of this Court relative thereto, and to take any necessary steps and do any act provided in the Plan, or directed by such decrees or orders to be done, by or on behalf of any of the Debtors. Getzler (or its designee) shall be, and hereby is, approved as the Debtors' Disbursing Agent under the Plan.


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     E.  In accordance with section 1123(a)(5) of the Bankruptcy Code, the
Debtors, the Plan Administrator, the Disbursing Agent and their respective principals of the Plan Administrator and the Disbursing Agent, are hereby authorized, directed and empowered to take or cause to be taken, prior to and through the Effective Date, any and all actions which may be necessary and appropriate to enable them effectively to implement and effectuate the provisions of this Order and the Plan.

     F. In accordance with sections 365 and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that had not been assumed on or prior to the Confirmation Date and that had not heretofore been rejected in accordance with a prior order of the Court, shall be deemed rejected as of the Confirmation Date. Pursuant to the Plan, each person who is a party to an executory contract or unexpired lease rejected pursuant to the Plan shall be entitled to file, not later than thirty (30) days after notice of entry of the Confirmation Order, a proof of Claim for damages alleged to have arisen from the rejection of such executory contract or unexpired lease, or forever be barred from asserting any Claim therefor.

     G. Pursuant to section 1146(c) of the Bankruptcy Code, the Debtors' sale or other disposition of any of the unliquidated Assets shall not be taxed under any law imposing a stamp tax or similar tax. All filing or recording officers, wherever located and by whomever appointed, are hereby directed to accept for filing or recording, and to file or record immediately upon presentation thereof, all deeds, bills of sale and other instruments of absolute transfer without payment of any recording tax, stamp tax, transfer tax, or similar tax imposed by federal, state, or local law.


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     H.   Except as provided in the Plan, this Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other documents, instruments or agreements, and any amendments or modifications thereto and any other acts referred to in or contemplated by the Plan, the Plan Documents, and any other documents, instruments or agreements, any amendments or modifications thereto and any other acts that may be necessary or appropriate for the implementation and consummation of the Plan.

     I. Effective as of the Effective Date, and without further action or notice, the Common Stock and the Subsidiary Interests shall be canceled and be deemed null and void and of no force or effect.

     J. The classification of Claims for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan.

     K. Pursuant to the provisions of section 1141(b) and (c) of the Bankruptcy Code, except as otherwise provided in the Plan or this Confirmation Order, on the Effective Date, (a) all Assets of the estate of each Debtor shall vest in and be retained by the Liquidating Debtor. As of the Effective Date, all Assets retained by the Liquidating Debtor pursuant hereto shall be free and clear of all Liens, Claims and Interests of Holders, except as otherwise provided in the Plan or this Confirmation Order.

     L. Pursuant to the provisions of the Plan, and to the fullest extent permitted under the Bankruptcy Code, effective on the Effective Date, all persons who have held, hold or may hold Claims or who have held, hold or may hold Equity Interests shall be stayed, restrained and

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enjoined with respect to such Claims or Equity Interests from taking any of the following actions against or affecting the Debtors and any of their present and former officers, directors, shareholders, employees, agents and representatives and their respective successors and assigns, the Assets of the Debtors and any direct or indirect transferee or successor in interest to any of the Debtors or the Assets of any such transferee or successor and any other Releasee with respect to seeking payment or satisfaction of such Claims or Interests (other than actions brought to enforce any rights or obligations under this Plan or appeals, if any, from the Confirmation Order):

     1. commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind against the Debtors and any of their present and former officers, directors, shareholders, employees, agents and representatives and their successors and assigns, the Assets of the Debtors and any direct or indirect transferee or successor in interest to any of the Debtors or the Assets of any such transferee or successor other than as contemplated by this Plan (including, without limitation, Section
11.3 of the Plan);

     2. enforcing, levying, attaching, collecting or otherwise recovering by any manner or means, whether directly or indirectly, any judgment, award, decree or order against the Debtors and any of their present and former officers, directors, shareholders, employees, agents and representatives and their successors and assigns, the Assets of the Debtors and any direct or indirect transferee or successor in interest to any of the Debtors


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or the Assets of any such transferee or successor other than as contemplated by this Plan (including, without limitation, Section 11.3 of the Plan);

     3. creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Debtors and any of their present and former officers, directors, shareholders, employees, agents and representatives and their successors and assigns, the Assets of the Debtors and any direct or indirect transferee or successor in interest to any of the Debtors or the Assets of any such transferee or successor other than as contemplated by this Plan (including, without limitation, Section 11.3 of the Plan);

     4. asserting any set-off or right of subrogation of any kind, directly or indirectly, against any obligation due the Debtors and any of their present and former directors, officers, shareholders, employees, agents and representatives and their successors and assigns, the Assets of the Debtors and any direct or indirect transferee or successor in interest to any of the Debtors or the Assets of any such transferee or successor other than as contemplated by this Plan (including, without limitation, Section 11.3 of the Plan); and

     5. proceeding in any manner in any place whatsoever that does not conform to or comply with the provisions of this Plan (including, without limitation, Section 11.3 of the Plan). Notwithstanding anything to the contrary contained herein or in the

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Plan, the foregoing injunction shall not be applicable to (i) actions for gross negligence or willful misconduct, and (ii) any action by General Electric Capital Business Asset Funding Corporation or its affiliates against the Debtors' insurance carrier for claims arising from the destruction of, or damage to, property.

     M. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of this Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Cases and the Plan to the fullest extent permitted by law, including, but not limited to, jurisdiction over those items and matters set forth in Article IX of the Plan.

     N. Unless another date is set by Final Order, all Fee Applications required to be filed under the Plan shall be filed and served on or before November 12, 2001. Notwithstanding the foregoing, any person requesting compensation in the Cases pursuant to section 503(b)(3) or (b)(4) of the Bankruptcy Code shall file a Fee Application on or before October 22, 2001. All such Fee Claims for which required applications are not timely filed and served shall be forever barred. Objections to such Fee Applications shall be filed on or before December 4, 2001. The Bankruptcy Court shall retain jurisdiction to determine all such Fee Applications and Fee Claims.

     O. Notwithstanding anything to the contrary contained in the Plan, all fees payable pursuant to 28 U.S.C. section 1930, as determined by this Court, incurred prior to the Effective Date shall be paid on or before the Effective Date. All other payments shall be made in accordance with the Plan.


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     P.   The failure to reference or discuss all or part of any particular provision of the Plan herein shall have no effect on the validity, binding effect and enforceability of such provision, and such provision shall have the same validity, binding effect and enforceability as every other provision of the Plan. To the extent of any inconsistencies between the terms of this Order and the Plan, the terms of this Order shall prevail, except as otherwise provided herein.

     R. Within fourteen (14) days after entry of this Order or within such other time as the Court further may allow, the Debtors shall mail to all known creditors and other parties in interest notice of entry of this Order. The Debtors shall not be obligated to provide notice of the occurrence of the Effective Date.


Dated: Wilmington, Delaware
       October 16, 2001

                                         /s/   Peter J. Walsh
                                 ------------------------------------
                                 CHIEF UNITED STATES BANKRUPTCY JUDGE


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